Supplement Dated June 21, 2016

to the Class A and C Shares Prospectus of the

Timothy Plan Family of Funds

Dated January 29, 2016

The Class A and C Shares Prospectus for the Timothy Plan Family of Funds, dated January 29, 2016, is amended as follows:

The Section of the Prospectus entitled “Purchasing Shares by Wire Transfer”, beginning on page 85 of the Prospectus, is deleted and replaced in its entirety with:

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Fill out and mail or fax (402-963-9094), or complete an electronic Account Registration Form, to the Transfer Agent.

The language allowing for faxed applications, appearing on page 86 of the Prospectus, is amended as follows:

As a convenience for investors, the Trust allows investors to fax an Account Registration Form to the Transfer Agent, or complete an electronically signed application. If you elect to fax your form to the Transfer Agent, you must also mail the original to the Transfer Agent for the Trust’s permanent files.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER

SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.